                       THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is made as of June 30, 2000, by and among MEDITRUST CORPORATION (the "BORROWER"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "ADMINISTRATIVE AGENT"), BANKERS TRUST COMPANY, as Syndication Agent, BANKBOSTON, N.A., as Co-Documentation Agent, FLEET NATIONAL BANK, as Co-Documentation Agent, and the BANKS listed on signature pages hereof.

                              W I T N E S S E T H:

         WHEREAS, the Borrower and the Banks have entered into the Credit Agreement, dated as of July 17, 1998, as amended by an Amendment to Credit Agreement dated as of November 23, 1998 and the Second Amendment to Credit Agreement dated as of March 10, 1999 (as so amended, the "CREDIT AGREEMENT"); and

         WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

         2. CONSOLIDATED TANGIBLE NET WORTH. The definition of "Consolidated Tangible Net Worth" is hereby amended by adding the following phrase immediately at the end of the first sentence thereof (and before the period at the end thereof):

         ", plus, without duplication (a) impairments related to healthcare real estate assets, (b) reserves against healthcare real estate related assets and receivables and (c) losses on the sale of healthcare real estate and healthcare real estate related assets all to the extent occurring after March 31, 2000 and on or prior to the date of determination and not to exceed $100 million in the aggregate"

         3. USE OF PROCEEDS. Each of Sections 4.11 and 5.16 of the Credit Agreement are hereby amended by adding the following new sentence immediately after the end of the existing text thereof:

         "Notwithstanding anything to the contrary contained elsewhere in this Agreement, to the extent any Tranche A Loans are repaid (whether pursuant to Section 2.10 or 2.11 hereof) with Net Cash Proceeds at any time after June 30, 2000, the principal amount of Tranche A Loans so repaid shall not be reborrowed except after all other amounts available to be borrowed as Tranche A Loans have been incurred and so long as the proceeds of such re-borrowings are promptly used for the working capital needs of the Borrower and its Subsidiaries and in the ordinary course of their businesses."

         4. DIVIDENDS. Section 5.8(i) of the Credit Agreement is hereby deleted in its entirety and replaced by the following new clause (i):

         "(i) DIVIDENDS. The Borrower will not, and will not permit MOC or any Consolidated Subsidiary to, pay any dividends with respect to capital stock or other equity interests in the Borrower or MOC; provided, however, that (a) regularly scheduled preferred dividends may be paid quarterly on the existing preferred stock of the Borrower outstanding on June 30, 2000 and,
(b) after giving effect to any dividends paid or to be paid pursuant to preceding clause (a), common stock dividends shall be permitted at a rate of 120% of the amount required by the Borrower to maintain REIT status (calculated and paid quarterly on an estimated basis).

         5. DEBT PREPAYMENTS. The following Section 5.25 is hereby added to the Credit Agreement immediately after Section 5.24 thereof:

         "Section 5.25. DEBT PREPAYMENTS. The Borrower shall not, and shall not permit MOC or any of their Consolidated Subsidiaries to, prepay
(including without limitation by way of repurchasing any outstanding Debt) any Debt (other than Debt pursuant to this Agreement) at any time outstanding.

         6. EFFECTIVE DATE. This Amendment shall become effective when each of the following conditions is satisfied (or waived by the Required Banks) (the date such conditions are satisfied or waived being deemed the "EFFECTIVE DATE"):

         (a) the Borrower, MOC and each Guarantor shall have executed and delivered to the Administrative Agent a duly executed original of this Amendment; and

         (b) the Required Banks shall have executed and delivered to the Administrative Agent a duly executed original of this Amendment.

         7. REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this Amendment, the Borrower represents and warrants to the Banks that on the Effective Date (x) all the representations and warranties of the Borrower, MOC and each of their Subsidiaries contained in the Credit Agreement or any other Loan Document are true and correct in all material respects and (y) no Default or Event of Default is in existence.

         8. ENTIRE AGREEMENT. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

         9. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

         10. COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

         11. HEADINGS, ETC. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

         12. NO FURTHER MODIFICATIONS. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

                                    * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                  BORROWER:                MEDITRUST CORPORATION


                                           By:
                                               ----------------------------
                                               Name:
                                               Title:

         Each of the undersigned Guarantors acknowledges and agrees to the foregoing provisions of the Second Amendment to Credit Agreement, and further acknowledge and agrees that all Loan Documents executed and delivered by them shall remain in full force and effect after giving effect to said Second Amendment to Credit Agreement.



                  GUARANTORS:


                                         LA QUINTA INVESTMENTS, INC.



                                         By:
                                             --------------------------------
                                             Name:
                                             Title:



                                         LA QUINTA PLAZA, INC.



                                         By:
                                             --------------------------------
                                             Name:
                                             Title:

                              LA QUINTA REALTY CORP.



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              LQI ACQUISITION CORPORATION



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              LA QUINTA MOTOR INNS LIMITED PARTNERSHIP
                                  By:     La Quinta Realty Advisors
                                          Corp., its general partner



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              MT GENERAL LLC



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              MT LIMITED I LLC



                              By:
                                  --------------------------------
                                  Name:
                                  Title:

                              MEDITRUST OF CALIFORNIA, INC.



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              LA QUINTA INNS OF LUBBOCK, INC.



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              LA QUINTA INNS OF PUERTO RICO, INC.



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              LA QUINTA INNS de MEXICO S.A. de C.V.



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              LA QUINTA FINANCIAL CORPORATION



                              By:
                                  --------------------------------
                                  Name:
                                  Title:

                              MEDITRUST OF KANSAS, INC.



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              LQ-LNL LIMITED PARTNERSHIP
                                  By:     Meditrust corporation, its general
                                          partner



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              LA QUINTA WICHITA KANSAS NO. 532, LTD.
                                  By:     Meditrust corporation, its general
                                          partner



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              LA QUINTA DENVER PEORIA STREET, LTD.
                                  By:     Meditrust corporation, its general
                                          partner



                              By:
                                  --------------------------------
                                  Name:
                                  Title:

                              LA QUINTA DEVELOPMENT PARTNERS, L.P.
                                  By:     Meditrust corporation, its general
                                          partner



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              MEDITRUST MORTGAGE INVESTMENTS, INC.



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              MEDITRUST OF BEDFORD, INC.



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              MEDITRUST FINANCIAL SERVICES CORPORATION



                              By:
                                  --------------------------------
                                  Name:
                                  Title:

                              MEDITRUST FINANCE CORPORATION


                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              MEDITRUST OF THE UK, INC.



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              MEDITRUST HOTEL GROUP, INC.



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              T AND F PROPERTIES, LP
                                  By:     MT General LLC, its general
                                          partner



                              By:
                                 --------------------------------
                                  Name:
                                  Title:

                              SAN JOAQUIN HEALTH CARE ASSOCIATES, L.P.
                                  By:     Meditrust of California, Inc,. its
                                          general partner



                              By:
                                 --------------------------------
                                  Name:
                                  Title:



                              LQM OPERATING PARTNERS, L.P.
                                  By:     La Quinta Realty Advisors Corp.,
                                          its general partner



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              THE LA QUINTA COMPANY



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              LA QUINTA INNS, INC.



                              By:
                                  --------------------------------
                                  Name:
                                  Title:



                              MOC HOLDING COMPANY



                              By:
                                  --------------------------------
                                  Name:
                                  Title:

                         BANKS:

                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                              as Administrative Agent

                         By:
                              --------------------------------
                              Name:
                              Title:

                         BANKERS TRUST COMPANY, as a
                         Bank and as Syndication Agent


                         By:
                              --------------------------------
                              Name:
                              Title:

                         FLEET NATIONAL BANK, as a Bank and as Co-
                         Documentation Agent


                         By:
                             --------------------------------
                             Name:
                             Title:


                         TORONTO DOMINION (TEXAS), INC.,
                              as a Bank


                         By:
                             --------------------------------
                             Name:
                             Title:

                         CANADIAN IMPERIAL BANK OF COMMERCE,
                             as a Bank

                         By:
                              --------------------------------
                              Name:
                              Title:

                         ML CLO XIX STERLING (CAYMAN) LTD.
                              By: Sterling Asset Manager, LLC, as its
                                  Investment Advisor


                         By:
                              --------------------------------
                              Name:
                              Title:

                         MERRILL LYNCH GLOBAL INVESTMENT
                         SERIES: INCOME STRATEGIES PORTFOLIO
                              By: Merrill Lynch Asset Management LP,
                                  as Investment Advisor

                          By:
                               --------------------------------
                               Name:
                               Title:


                         MERRILL LYNCH PRIME RATE PORTFOLIO
                              By: Merrill Lynch Asset Management LP,
                                  as Investment Advisor

                         By:
                              --------------------------------
                              Name:
                              Title:


                         MERRILL LYNCH DEBT STRATEGIES PORTFOLIO
                              By: Merrill Lynch Asset management LP,
                                  as Investment Advisor

                         By:
                              --------------------------------
                              Name:
                              Title:

                         MERRILL, LYNCH, PIERCE, FENNER & SMITH INC.


                         By:
                              --------------------------------
                              Name:
                              Title:

                         VAN KAMPEN SENIOR
                         FLOATING RATE FUND


                         By:
                              --------------------------------
                              Name:
                              Title:

                         VAN KAMPEN SENIOR INCOME
                            TRUST


                         By:
                              --------------------------------
                              Name:
                              Title:

                         VAN KAMPEN PRIME RATE INCOME TRUST


                         By:
                              --------------------------------
                              Name:
                              Title:

                         AERIES FINANCE LTD.


                         By:
                              --------------------------------
                              Name:
                              Title:

                         CERES FINANCE LTD.


                         By:
                              --------------------------------
                              Name:
                              Title:

                         MORGAN STANLEY SENIOR FUNDING, INC.


                         By:
                              --------------------------------
                              Name:
                              Title:

                         CARAVELLE INVESTMENT FUND, L.L.C.



                           By:
                               --------------------------------
                               Name:
                               Title:

                         CAPTIVA FINANCE LTD.


                         By:
                              --------------------------------
                              Name:
                              Title:

                         CAPTIVA II FINANCE LTD.


                         By:
                              --------------------------------
                              Name:
                              Title:

                         DRESDNER BANK, AG


                         By:
                              --------------------------------
                              Name:
                              Title:

                         By:
                              --------------------------------
                              Name:
                              Title:

                         FIRST DOMINION FUNDING I


                         By:
                              --------------------------------
                              Name:
                              Title:

                         FRANKLIN FLOATING RATE TRUST


                         By:
                              --------------------------------
                              Name:
                              Title:


                         FIRST UNION NATIONAL BANK


                         By:
                              --------------------------------
                              Name:
                              Title:


                         KZH III LLC


                         By:
                             --------------------------------
                             Name:
                             Title:

                         KZH SHOSHONE LLC


                         By:
                             --------------------------------
                             Name:
                             Title:

                         KZH STERLING LLC


                         By:
                              --------------------------------
                              Name:
                              Title:

                         KZH HIGHLAND-2 LLC


                         By:
                             --------------------------------
                             Name:
                             Title:

                         KZH PAMCO LLC


                         By:
                              --------------------------------
                              Name:
                              Title:

                         ML CLO XX PILGRIM AMERICA
                              By: Pilgrim Investments Inc., as
                                  its Investment Manager


                         By:
                              --------------------------------
                              Name:
                              Title:

                         PILGRIM PRIME RATE TRUST
                              By: Pilgrim Investments Inc., as
                                  its Investment Manager


                         By:
                              --------------------------------
                              Name:
                              Title:

                         PAM CAPITAL FUNDING L.P.

                              By: Highland Capital Management, as
                                  Collateral Agent


                              By:
                                  --------------------------------
                                  Name:
                                  Title:

                         PAMCO CAYMAN LTD.

                              By: Highland Capital Management,
                                  as Collateral Manager


                              By:
                                  --------------------------------
                                  Name:
                                  Title:

                              SENIOR DEBT PORTFOLIO
                                  By: Boston Management and Research
                                       as Investment Advisor


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              WAINWRIGHT BANK & TRUST COMPANY


                              By:
                                 --------------------------------
                                 Name:
                                 Title:

                              ELC CAYMAN LTD.


                              By:
                                  --------------------------------
                                  Name:
                                  Title:

                              OASIS COLLATERALIZED HIGH
                                  INCOME PORTFOLIOS-I, LTD.


                              By:
                                  --------------------------------
                                  Name:
                                  Title:


                              PACIFICA PARTNERS I, L.P.



                              By:
                                  --------------------------------
                                  Name:
                                  Title:

                         ELC (CAYMAN) LTD. CDO SERIES 1999-I

                         By:
                              --------------------------------
                              Name:
                              Title:



                         ELC (CAYMAN) LTD. 1999-II

                         By:
                              --------------------------------
                              Name:
                              Title:



                         CARLYLE HIGH YIELD PARTNERS, L.P.

                         By:
                              --------------------------------
                              Name:
                              Title:



                         CARLYLE HIGH YIELD PARTNERS II, L.P.

                         By:
                              --------------------------------
                              Name:
                              Title:

                         HARCH CLO I LIMITED



                         By:
                              --------------------------------
                              Name:
                              Title:

                         SEQUILS - PILGRIM I, LTD. (Assignee)
                              By: Pilgrim Investments, Inc.
                                    as its investment manager


                         By:
                              --------------------------------
                              Name:
                              Title:



                         ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.

                              By: Pilgrim Investments, Inc.
                                    as its investment manager

                         By:
                              --------------------------------
                              Name:
                              Title:



                         HIGHLAND LEGACY LTD.,
                              By: Highland Capital Management L.P.
                                    as Collateral Manager

                         By:
                              --------------------------------
                              Name:
                              Title:



                         SENIOR FLOATING RATE FUND, INC.

                         By:
                              --------------------------------
                              Name:
                              Title:

                         STANFIELD CLO, LTD.



                         By:
                               --------------------------------
                               Name:
                               Title:

                         AMARA-I FINANCE, LTD.
                              By: INVESCO Senior Secured
                                  Management, Inc. as Subadvisor


                         By:
                              --------------------------------
                              Name:
                              Title:



                         AMARA-2 FINANCE, LTD.
                              By: INVESCO Senior Secured
                                     Management, Inc. as Subadvisor

                         By:
                              --------------------------------
                              Name:
                              Title:

                         STEIN ROE & FARNHAM INCORPORATED
                              as Agent for Keyport Life Insurance Company



                         By:
                              --------------------------------
                              Name:
                              Title:

                         OAKBROOK BANK



                         By:
                              --------------------------------
                              Name:
                              Title:

                         FLEET NATIONAL BANK
                              As Trust Administrator For Long
                              Lane Master Trust IV



                         By:
                              --------------------------------
                              Name:
                              Title:

                         ARAB AMERICAN BANK



                         By:
                              --------------------------------
                              Name:
                              Title:

                         By:
                              --------------------------------
                              Name:
                              Title:

                         BANK ONE, N.A.



                         By:
                              --------------------------------
                              Name:
                              Title:


                         ERSTE BANK, NEW YORK BRANCH

                         By:
                              --------------------------------
                              Name:
                              Title:

                         By:
                              --------------------------------
                              Name:
                              Title:

                         BANK OF AMERICA



                         By:
                              --------------------------------
                              Name:
                              Title:

                         KEY CORPORATE CAPITAL INC.





                         By:
                              --------------------------------
                              Name:
                              Title:

                         FIRST UNION NATIONAL BANK



                         By:
                              --------------------------------
                              Name:
                              Title: